UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)            August 22, 2002

American Banknote Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-3410 (Commission File Number)	13-0460520 (IRS Employer ID Number)

560 Sylvan Avenue, Englewood Cliffs, New Jersey (Address of principal executive offices)	07632 (Zip Code)

Registrant's Telephone Number, including area code:	201-568-4400

N/A
(Former name or former address, if changed since last report)

On August 28, 2002, American Banknote Corporation (the “Parent”) filed its Current Report on Form 8-K, dated August 28, 2002 (the “Original Report”), reporting the entry of an order on August 22, 2002 by the United States Bankruptcy Court for the Southern District of New York confirming the Parent’s Fourth Amended Reorganization Plan (the “Fourth Amended Plan”). The Parent indicated in the Original Report that it would subsequently file, within the time period allowed, a copy of its Fourth Amended Plan by amendment to the Original Report. Accordingly, the Parent hereby files a copy of its Fourth Amended Plan.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

2.1*	Order of the Bankruptcy Court, dated August 21, 2002, Confirming the Parent's Fourth Amended Plan.

2.2	Fourth Amended Reorganization Plan of American Banknote Corporation.

99.1*	Unaudited Unconsolidated Balance Sheet for the Parent, dated as of June 30, 2002.

* Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN BANKNOTE CORPORATION By: /s/ Steven G. Singer Steven G. Singer Chief Executive Officer, Chairman and Director

Dated: September 3, 2002